Exhibit 10.29

Execution Original

PERINI CORPORATION

FIRST AMENDMENT AND WAIVER

THIS FIRST AMENDMENT AND WAIVER (this “Amendment”) is entered into as of February 23, 2006 (the “Effective Date”) by and among PERINI CORPORATION, a Massachusetts corporation (the “Borrower”), with its chief executive office at 73 Mt. Wayte Avenue, Framingham, Massachusetts 01701, BANK OF AMERICA, N.A., as Administrative Agent (the “Agent”), and the Lenders under the Credit Agreement, as defined below. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as defined below.

R E C I T A L S

WHEREAS, the Borrower, the Agent and the Lenders have previously entered into an Amended and Restated Credit Agreement dated as of October 14, 2005 (the “Credit Agreement”);

WHEREAS, the Borrower has requested that a waiver of the Borrower’s compliance with Section 5.07(a) (“Minimum Net Operating Profit”), Section 5.07(b) (“Minimum Fixed Charge Coverage Ratio”) and Section 5.07(c) (“Minimum Consolidated Net Income”) of the Credit Agreement (the “Specified Financial Covenants”) for the Borrower’s fiscal period ending December 31, 2005 (the “Fiscal Period”) be granted and that certain modifications be made to the Credit Agreement, and the Lenders have agreed to grant such waiver and permit such modifications to the Credit Agreement on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by the Borrower, the Agent and the Lenders from a continuing relationship under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged:

      A. Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is hereby amended as follows:

      1. For the purposes of calculating the financial covenants set forth in each of Section 5.07(a) ("Minimum Net Operating Profit"), Section 5.07(b) ("Minimum Fixed Charge Coverage Ratio") and Section 5.07(c) ("Minimum Consolidated Net Income") of the Credit Agreement for the Borrower's fiscal quarters ending December 31, 2005, March 31, 2006, June 30, 2006 and September 30, 2006, any amount up to $40,390,434.35 in the aggregate that would otherwise be required to be included in such calculations as a result of the adverse judgment entered against the Borrower by the U.S. District Court for the District of Columbia on November 28, 2005 in the matter of Mergentime Corporation, et. al. vs. Washington Metropolitan Area Transit Authority shall be disregarded.

      2. Section 5.01(g) of the Credit Agreement is hereby amended by inserting the phrase "If requested by the Agent," at the beginning thereof.

      B. Representations and Warranties. The Borrower represents and warrants to the Agent and the Lenders that: (a) the Borrower has the full power and authority to execute, deliver and perform its respective obligations under, the Credit Agreement, as amended by this Amendment, (b) the execution and delivery of this Amendment has been duly authorized by all necessary action of the Board of Directors of the Borrower; (c) after giving effect to this Amendment, the representations and warranties contained or referred to in Article IV of the Credit Agreement are true and accurate in all material respects as if such representations and warranties were being made as of the date of this Amendment without giving effect to any earlier date referenced therein with respect thereto; and (d) other than the Borrower's failure to comply with the Specified Financial Covenants for the Fiscal Period (the "Covenant Defaults"), no Default or Event of Default has occurred and is continuing.

      C. Waiver. In reliance upon the representations of the Borrower to the Agent and the Lenders that no Default or Event of Default exists under the Credit Agreement other than the Covenant Defaults, the Lenders hereby waive the Covenant Defaults for the Fiscal Period. This waiver is limited to the Covenant Defaults for the Fiscal Period only and is not, nor shall it be construed as, a waiver of any other Default or Event of Default under the Credit Agreement, now existing or hereafter occurring, nor shall anything herein or the Lenders' actions hereunder be construed so as to imply that the Lenders have agreed, or are obligated, to grant any future waivers under the Credit Agreement. Except as expressly provided herein, nothing in this Amendment shall be construed to be an amendment of any provision of the Credit Agreement, and all of the provisions of the Credit Agreement not expressly amended hereby shall remain in full force and

      D. Other.

      1. This Amendment shall take effect upon receipt by the Agent of:

(i) this Amendment duly executed and delivered by the Borrower;

(ii) a Clerk's Certificate executed by the Clerk of the Borrower with regard to resolutions, organizational matters and officer incumbencies;

(iii) payment to the Agent, for the pro rata accounts of the Lenders, of an amendment fee in the amount of $50,000 to be debited to account number [#0236422481] with Bank of America, N.A.;

(iv) a proforma Covenant Compliance Certificate signed by the treasurer or chief accounting officer of the Borrower evidencing compliance with the requirements of Section 5.07 for the fiscal period ended December 31, 2005, after giving effect to this Amendment; and,

(v) all costs and expenses (including, without limitation, the reasonable costs and expenses of the Agent’s counsel) incurred by the Agent in connection with this Amendment.

      2. This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules. All parts of the Credit Agreement, the Financing Documents and the Fee Letter not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Credit Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail. Upon the execution of this Amendment, all references to the Credit Agreement in that document, or in any related document, shall mean the Credit Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Credit Agreement, and, except as specifically provided in this Amendment, the Credit Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each of the Borrower, the Agent and the Lenders in accordance with Section 9.05 of the Credit Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

                                                      BORROWER:

WITNESSED:                                            PERINI CORPORATION

/s/Tammi A. Rice                                      By: /s/Susan C. Mellace
Tammi A. Rice                                             Susan C. Mellace
          Print Name                                      Treasurer

                                                      ADMINISTRATIVE AGENT:

WITNESSED:                                            BANK OF AMERICA, N.A., as Administrative Agent

/s/William J. Faidell, Jr.                           By: /s/Madeline A. Ferrari
William J. Faidell, Jr.                               Title:  Vice President
                                                              Madeline A. Ferrari

                                                      LENDERS:

WITNESSED:                                            BANK OF AMERICA, N.A.

/s/Helen K. Balboni                                   By: /s/Helen K. Balboni
                Print Name                                Helen K. Balboni
                                                          Vice President

WITNESSED:                                            TD BANKNORTH, N.A.

/s/R. Lupo Talamo                                     By: /s/Jeffrey R. Westling
                  Print Name                               Jeffrey R. Westling
                                                           Senior Vice President

ACKNOWLEDGED AND AGREED TO AS A GUARANTOR UNDER THAT CERTAIN SUBSIDIARY GUARANTEE AGREEMENT DATED AS OF JANUARY 23, 2002, AS AMENDED:

WITNESSED AS TO ALL SIGNATURES:                        PERINI BUILDING COMPANY, INC.

                                                       By:  /s/Susan C. Mellace
/s/Tammi A. Rice                                       Name:  Susan C. Mellace
Tammi A. Rice                                          Title:    Treasurer
     Print/Type Full Name
                                                       PERINI ENVIRONMENTAL SERVICES, INC.

                                                       By:  /s/Susan C. Mellace
                                                       Name:  Susan C. Mellace
                                                       Title:    Treasurer

                                                       INTERNATIONAL CONSTRUCTION MANAGEMENT SERVICES, INC.

                                                       By:  /s/Susan C. Mellace
                                                       Name:  Susan C. Mellace
                                                       Title:    Treasurer

                                                       PERINI MANAGEMENT SERVICES, INC.

                                                       By:  /s/Michael E. Ciskey
                                                       Name:  Michael E. Ciskey
                                                       Title:    Treasurer

                                                       BOW EQUIPMENT LEASING COMPANY, INC.

                                                       By:  /s/Susan C. Mellace
                                                       Name:  Susan C. Mellace
                                                       Title:    Treasurer

                                                       R.E. DAILEY & CO.

                                                       By:  /s/Michael E. Ciskey
                                                       Name:  Michael E. Ciskey
                                                       Title:    VP & Controller

                                                       PERINI LAND AND DEVELOPMENT COMPANY, INC.

                                                       By:  /s/Susan C. Mellace
                                                       Name:  Susan C. Mellace
                                                       Title:    Treasurer

                                                       PERCON CONSTRUCTORS, INC.

                                                       By:  /s/Susan C. Mellace
                                                       Name:  Susan C. Mellace
                                                       Title:    Treasurer

                                                       PERLAND CONSTRUCTION, INC.

                                                       By:  /s/Michael E. Ciskey
                                                       Name:  Michael E. Ciskey
                                                       Title:    Treasurer

                                                       JAMES A. CUMMINGS, INC.

                                                       By:  /s/Robert Band
                                                       Name:  Robert Band
                                                       Title:    Director

                                                       CHERRY HILL CONSTRUCTION, INC.

                                                       By:  /s/Michael E. Ciskey
                                                       Name:  Michael E. Ciskey
                                                       Title:    Director

                                                       RUDOLPH AND SLETTEN, INC.

                                                       By:  /s/Susan C. Mellace
                                                       Name:  Susan C. Mellace
                                                       Title:    Treasurer